                                                                    EXHIBIT 10.2
                                                                    ------------



                                CITICASTERS INC.
                        1994 DIRECTORS STOCK OPTION PLAN


1.       PURPOSE
         -------
         The purpose of the Citicasters Inc. 1994 Directors Stock Option Plan (the "Plan") is to aid Citicasters Inc. (the "Company") in attracting and retaining directors of outstanding competence, dedication and loyalty. Consistent with this objective, the Plan provides for the grant to non-employee directors of Stock Options ("Options") pursuant to the terms and conditions hereinafter set forth. As used herein, the term "Subsidiary" means any domestic or foreign corporation, at least 50% of the outstanding voting stock or voting power of which is beneficially owned, directly or indirectly, by the Company.


2.       EFFECTIVE DATE
         --------------
         The Plan shall become effective upon the date of its adoption by the Board of Directors of the Company (the "Board"), provided that, within twelve months after the Plan is adopted by the Board, the Plan is approved by the holders of a majority of the outstanding shares of stock of the Company entitled to vote thereon (the "Effective Date").


3.       ADMINISTRATION
         --------------
         The Plan shall be administered by the Compensation Committee of the Board of Directors or such other committee appointed by the Board of Directors (the "Committee"). The Committee will consist of two or more directors who may also be eligible to participate in the Plan.


4.       ELIGIBILITY
         -----------
         Options under the Plan shall be granted only to persons who are directors of the Company and who are not employees of the Company or a Subsidiary.


5.       GRANT OF OPTIONS
         ----------------
         Options shall automatically be granted pursuant to the terms of this Section without further action by the Board of Directors. The date on which Options are granted hereunder shall be referred to herein as the "Date of Grant."

         5.1 On the Effective Date, each person serving as a director of the Company who is not an employee of the Company or a Subsidiary shall be granted 10,000 Options.

         5.2 On each September 1 following the Effective Date during the term of the Plan, each person serving as a director of the Company on such date who is not an employee of the Company or a Subsidiary shall be granted 1,000 Options.

         5.3     Each person who is elected as a director of the Company, who
(i) was not a director of the Company on the Effective Date, and (ii) is not an employee of the Company or a Subsidiary on the date of election as a director, shall be granted 10,000 Options on the date such person is elected a director.

         5.4 All Options granted pursuant to the Plan shall have an Option Price determined pursuant to Section 7.1 hereof.


6.       SHARES SUBJECT TO THE PLAN
         --------------------------
         6.1 The shares to be issued upon the exercise of the options granted under the Plan shall be shares of Common Stock, no par value, of the Company. Either treasury or authorized and unissued shares of Common Stock, or both, as the Board of Directors shall from time to time determine, may be so issued. No shares of Common Stock which are the subject of any lapsed, expired or terminated options may be made available for reoffering under the Plan.

         6.2 Subject to the provisions of Section 6.3, the aggregate number of shares of Common Stock for which options may be granted under the Plan shall be 200,000 shares.

         6.3 The aggregate number of shares pursuant to the provisions of the Plan shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from any stock dividend, stock split or similar event and may, in the sole discretion of the Board of Directors of the Company, be similarly adjusted for any other capital adjustment (including a reclassification of shares or recapitalization or reorganization of the Company) or the distribution to holders of shares of Common Stock of rights, warrants, assets or evidences of indebtedness.


7.       TERMS AND CONDITIONS OF OPTIONS
         -------------------------------
         Each Option granted pursuant to the Plan shall be evidenced by a written agreement (the "Agreement") between the Company and the person to whom the Option is granted (the "Grantee") in such form or forms as the Committee, from time to time, shall prescribe, which shall comply with and be subject to the terms and conditions of this Paragraph 7. In addition, the Committee may, in its absolute discretion, include in any such Grant other terms, conditions and provisions that are not inconsistent with the express provisions of the Plan.

         7.1 OPTION PRICE. The purchase price of the shares of Common Stock which may be acquired pursuant to the exercise of any option granted pursuant to the Plan shall be the last closing sale price reported on the date of grant ("Option Price").

         7.2 DURATION OF OPTIONS. Each Option granted under the Plan shall expire and all rights pursuant thereto shall cease on the date which shall be the tenth anniversary of the Date of Grant (the "Expiration Date").

         7.3 VESTING OF OPTIONS. Each Option granted hereunder may be exercised to the extent that the Grantee is vested in such Option. The Options will vest according to the following schedule:

                     Number of Years the Grantee has remained
                       a director of the Company following                              Options in which a Grantee
                             the Date of Grant                                                  is Vested
                     ----------------------------------------                           ---------------------------
     Under one. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                       0%
     At least one but less than two. . . . . . . . . . . . . . . . . . . . . .                      20%
     At least two but less than three  . . . . . . . . . . . . . . . . . . . .                      40%
     At least three but less than four . . . . . . . . . . . . . . . . . . . .                      60%
     At least four but less than five  . . . . . . . . . . . . . . . . . . . .                      80%
     Five or more  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     100%

         Anything contained in this Paragraph 7.3 to the contrary notwithstanding, a Grantee shall become fully (100%) vested in each of his or her Options under the following circumstances: (i) upon termination of the Grantee's service as a director of the Company for reasons of death, Disability or Retirement (as such terms are defined in Paragraphs 7.7.4 and 7.7.5); (ii) if the Committee, in its sole discretion, determines that acceleration of the Option vesting schedule would be desirable for the Company; or (iii) if such Options vest pursuant to Paragraph 7.4.

         7.4 MERGER, CONSOLIDATION, ETC. If the Company shall, pursuant to action by its Board of Directors, at any time propose to merge into, consolidate with, or sell or otherwise transfer all or substantially all of its assets to another corporation and provision is not made pursuant to the terms of such transaction for the assumption by the surviving, resulting or acquiring corporation of outstanding Options or for substitution of new Options therefor, the Committee shall cause written notice of the proposed transaction to be given to each Grantee not less than twenty days prior to the anticipated effective date of the proposed transaction, and his or her Options shall become fully (100%) vested and, prior to a date specified in such notice, which shall be not more than ten days prior to the anticipated effective date of the proposed transaction, each Grantee shall have the right to exercise his or her Options. Each Grantee, by so notifying the Company in writing, may in exercising his or her Options, condition such exercise upon, and provide that such exercise shall become effective at the time of, but immediately before, the consummation of the transaction. If the transaction is consummated, each Option, to the extent not previously exercised before the date specified in the foregoing notice, shall terminate on the effective date of such consummation. If the transaction is abandoned, (i) any Option not exercised shall continue to be available for exercise in accordance with other provisions of the Plan and (ii) to the extent that any Option not exercised before such abandonment shall have vested solely by operation of this Paragraph 7.4, such vesting shall be deemed annulled, and the vesting schedule set forth in or pursuant to Paragraph 7.3 shall be reinstituted, as of the date of such abandonment.

         7.5 EXERCISE OF OPTIONS. A person entitled to exercise an Option may exercise it to the extent vested pursuant to Paragraph 7.3 in whole or in part during any period beginning on the third business day following the date of release of the financial data specified in Rule 16b-3(e)(1)(ii) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and ending on the twelfth business day following such date (the "Window Period"), by delivering to the Secretary of the Company written notice (the "Notice") specifying the number of Options being exercised. The payment of the Option Price shall be either in cash or by delivery of shares of Common Stock of the Company having a fair market value equal to the purchase price on the date of exercise of the Option, or by any combination of cash and such shares.

         7.6 NONTRANSFERABILITY. Options shall not be transferable other than by will or the laws of descent and distribution and may be exercised, during the lifetime of the Grantee, only by the Grantee.

         7.7 TERMINATION OF SERVICE AS A DIRECTOR. Unless otherwise determined by the Committee, the following rules shall apply in the event of Grantee's termination of service as a director of the Company.

                 7.7.1 Except as provided in Paragraph 7.7.4 or 7.7.5, in the event of a Grantee's termination of service as a director of the Company either (1) as a result of his removal as a director for cause or (2) as a result of resignation of the director, his or her Option shall immediately terminate.

                 7.7.2 In the event of the Grantee's termination of service as a director under circumstances other than those specified in Paragraph 7.7.1 hereof and for reasons other than death, Disability (as defined in Paragraph 7.7.4) or Retirement (as defined in Paragraph 7.7.5), his or her Options shall terminate on the date which is 90 days from the date of such termination of service as a director or on its Expiration Date, whichever shall first occur; PROVIDED, HOWEVER, that if the Grantee is subject to the provisions of Section 16(a) of the Exchange Act on the date of termination of service as a director, such Options shall terminate (x) on the date which is the end of the first Window Period following the later of 90 days from the date of such termination of service as a director or six months and ten days after the date of Grant of such Options or (y) on its Expiration Date, whichever shall first occur.

                 7.7.3 In the event of the death of a Grantee while he or she is serving as a director of the Company, such Option shall terminate on the first anniversary of the Grantee's death or on its Expiration Date, whichever shall first occur.

                 7.7.4 In the event of the Grantee's termination of service as a director due to mental or physical infirmity of the Company ("Disability"), his or her Options shall terminate on first anniversary of such Disability, or on its Expiration Date, whichever shall first occur.

                 7.7.5 In the event that the Grantee's service as a director terminates after five or more years of service as a director ("Retirement"), his or her Options shall terminate on the second anniversary of the date of such Retirement or on its Expiration Date, whichever shall first occur.

                 7.7.6 Anything contained in this Paragraph 7.7 to the contrary notwithstanding, an Option may only be exercised following the Grantee's termination of service as a director for reasons other than death, Disability or Retirement if, and to the extent that, such Option was exercisable immediately prior to such termination service as a director.

         7.8 NO RIGHTS AS STOCKHOLDER OR TO CONTINUE AS A DIRECTOR. No Grantee shall have any rights as a stockholder of the Company with respect to any shares of Common Stock prior to the date of issuance to him or her of a certificate representing such shares issued pursuant to Paragraph 7.5, and neither the Plan nor any Option granted under the Plan shall confer upon a Grantee any right to continue to serve as a director.


8.       ISSUANCE OF SHARES; RESTRICTIONS
         --------------------------------
         8.1 Unless any shares of Common Stock to be issued by the Company under the Plan have been registered under the Securities Act of 1933, as amended (the "Securities Act"), and, in the case of any Grantee who may be deemed an "affiliate" of the Company as defined in Rule 405 under the Securities Act, such shares have been registered under the Securities Act for resale by such Grantee, or unless the Company has determined that an exemption from registra-tion is available, the Company may require prior to and as a condition of the issuance of any shares of Common Stock that the person receiving such shares hereunder furnish the Company with a written representation in a form prescribed by the Committee to the effect that such person is acquiring such shares solely with a view to investment for his or her own account and not with a view to the resale or distribution of all or any part thereof, and that such person will not dispose of any of such shares otherwise than in accordance with the provisions of Rule 144 under the Securities Act unless and until either the shares are registered under the Securities Act or the Company is satisfied that an exemption from such registration is available.

         8.2 Anything contained herein to the contrary notwithstanding, the Company shall not be able to issue any shares of Common Stock under the Plan unless and until the Company is satisfied that such sale or issuance complies with (i) all applicable requirements of NASDAQ (or the governing body of the principal market in which the Common Stock is traded, if the Common Stock is not then listed on that exchange), (ii) all applicable provisions of the Securities Act and (iii) all other laws or regulations by which the Company is bound or to which the Company is subject.


9.       TERM OF THE PLAN
         ----------------
         Unless the Plan has been sooner terminated pursuant to Paragraph 10 hereof, the Plan shall terminate on, and no Options shall be granted after the tenth anniversary of the Effective Date. The provisions of the Plan, however, shall continue thereafter to govern all Options theretofore granted, until the exercise, expiration or cancellation of the Options.


10.      AMENDMENT AND TERMINATION OF PLAN
         ---------------------------------
         The Board of Directors at any time may terminate or suspend the Plan or amend it from time to time in such respects as it deems desirable; provided that, without the further approval of the stockholders no amendment shall (i) increase the maximum aggregate number of Options which may be granted under the Plan, (ii) change the Option Grant Price provided for in Paragraph 7.1 hereof,
(iii) change the eligibility provisions of Paragraph 4 hereof or (iv) make any other amendment which in the opinion of counsel to the Company must be approved by the Company's stockholders in order to remain an exempted plan under Rule 16b-3, and provided further that, subject to the provisions of Paragraph 8 hereof, no termination of or amendment to the Plan shall adversely affect the rights of any participant without the consent of such participant, as the case may be. In addition, the provisions of the Plan shall not be amended more than once every six months, other than to comport with changes to the Internal Revenue Code of 1986, as amended, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.


(NS3\Dir-Opt.Pln)